                                                                    EXHIBIT 10.2

Sun Life Trust Company
225 King St W
Toronto, ON M5V 3C5

December 5, 1996

ESI Holdings Ltd.
240 Argyle Avenue
Ottawa, Ontario
K2P 1B9

Attention:  Mr. David Edwards

Dear Sir:

Re: Renewal and Amendment of Mortgage No.: 768-522l7.1
    Mortgagor(s):  E.S.I. Holdings, Ltd.
    Property:  240 Argyle Avenue, Ottawa, Ontario

We are pleased to offer to renew the Mortgage based on and subject to the following terms and conditions:

        1. The principal balance of the mortgage at the maturity date of October 1, 1996, will be approximately $366,569, assuming receipt of all payments up to and including the maturity date. (Please note that this figure is an estimate only, and is not to be used for payout purposes.)

        2. The term, interest rate (calculated semi-annually not in advance), and amortization shall be effective from the maturity date.

                Interest           Amortization        New Monthly
Term              Rate                Period             Payment         Initial

1 Yr.           6.20%              10 Yrs.             $4,100

2 Yrs.          7.25%              12 Yrs.             $3,798

3 Yrs.          7.875%             12 Yrs.             $3,918

5 Yrs.          8.65%              12 Yrs.             $4,069

        3. All monthly payments and other amounts due under the Mortgage have been made and shall continue to be made up to and including the maturity date of the Mortgage.

        4. All terms and conditions of the Mortgage shall remain in effect during the renewal period, save and except as amended herein, and there shall be no right of premature repayment except as specified herein.

        5. A certified copy of your fire insurance policy, showing Sun Life Trust Company as first mortgagee and containing our requirements as set out in Schedule "A" must accompany the signed renewal and is a condition of this agreement. (received)

        6. Receipted property tax bills for 1996, showing the payment of all taxes billed must accompany the signed copy of this offer which you return to us. (received)

        7.  Payment of our renewal fee in the amount of $500.00.

        8. Your agreement to provide any other information relative to this offer as may be requested.

        9. All legal fees related to the renewal of the Mortgage (if any) are your sole responsibility and are payable at the time of renewal.

        10. This offer, if accepted by you as provided herein, shall constitute a mortgage extension agreement and not a novation of the Mortgage. This mortgage extension agreements shall in no way release or discharge the Mortgage which shall remain in full force and effect except as modified herein and which shall continue to secure all interest and other obligations under the Mortgage, as modified herein, as a charge on the Property.

        11. Nothing in this offer shall release or waive any personal covenants contained in the Mortgage or elsewhere, or release or discharge the original mortgagor named in the Mortgage or any successor in title to such original Mortgagor or any surety under the Mortgage and nothing herein shall affect the priority of the Mortgage.

        12. You agree not to sell, transfer, assign, convey or otherwise dispose of or encumber the Property, or any part thereof, or interest therein, without first notifying Sun Life Trust in writing and obtaining the approval of Sun Life Trust Company as to the purchaser, transferee or assignee and the terms and conditions of the sale, transfer, assignment, conveyance or disposition, provided further that the purchaser, transferee or assignee shall sign an assumption agreement, consenting to be bound by all of the terms and conditions of the Mortgage, as amended and by all collateral agreements, and in the event that any of the terms of this condition are not complied with, the Mortgage shall become immediately due and payable together with all accrued interest and other monies owing thereunder.

        13. The date of the Mortgage shall be amended to be the maturity date of the Mortgage.

        14.  The Mortgagor is the sole owner of the property.

        15. If the property consists of a matrimonial home, the Mortgagor's spouse consents to the terms and conditions stated herein and shall sign the enclosed copy of this letter.

        16.  The Statutory Declaration as to Environmental Matters, attached as
             Schedule 1, shall be signed by you and must accompany the signed copy of this offer.

This offer to renew the Mortgage is conditional upon your returning to us, on or before December 19, 1996, (which date may be extended at the option of Sun Life Trust Company), the attached copy of this offer, signed by you, and indicating term selection, together with the fire insurance policy, tax bills and a cheque for the renewal fee, all referred to above. If the signed copy of the offer is not returned by the above date, Sun Life Trust Company will issue a payout statement for the Mortgage for discharge purposes and may, at its option, require payment in full of the principal, interest and all other amounts owing under the Mortgage on the Maturity date or at any time thereafter.

Yours, truly,
SUN LIFE TRUST COMPANY


Laura Pasquale
Account Manager
Business Lending

The undersigned consent to the foregoing terms and conditions of this offer to renew and agree to be bound by them.


12/13/96                      /s/ David G. Edwards
--------                      --------------------
Date                          E.S.I. Holdings Limited
                              Borrower

12/13/96                      /s/ David G. Edwards
--------                      --------------------
Date                          David G. Edwards
                              Guarantor

12/13/96                      /s/ Patricia Edwards
--------                      --------------------
Date                          Patricia Edwards
                              Guarantor

12/13/96                      /s/ David G. Edwards
--------                      --------------------
Date                          E.S.I. Sheltered Inv. Corp.
                              Guarantor

                                   Schedule 1

               Statutory Declaration as to Environmental Matters


CANADA                )      In the matter of the title to 240 ARGYLE AVENUE
                      )
PROVINCE OF ONTARIO   )      OTTAWA, ONTARIO (the "Property").
                      )
JUDICIAL DISTRICT OF  )      And in the matter of an extension of the
                      )
OTTAWA                )      mortgage granted by E.S.I. HOLDINGS, LTD.
                      )
                      )      (the "Mortgagor") in favour of Sun Life Trust
                      )
TO WIT:               )      Company and dated DECEMBER 31, 1996.

I, David Edwards, of the City of Ottawa, in the Province of Ontario do solemnly declare that:

1. I am the Mortgagor of the above-noted property and as such have knowledge of the matters hereinafter deposed to.

2. There are not in, on, under or about the Property or any buildings or improvements thereon, or any part thereof, any substances or conditions that are prohibited, controlled or otherwise regulated or are otherwise hazardous in fact (collectively the "Hazardous Substances") such as contaminants, pollutants, toxic, dangerous or hazardous substances, toxic, dangerous or hazardous materials, designated substances, controlled products, including, without limitation, radioactive substances, wastes, subject wastes, urea formaldehyde foam type of insulation, asbestos or asbestos containing materials, polychlorinated byphenyls (PCBs) or PCB contaminated fluids or equipment, explosives, radioactive materials, petroleum and associated products, underground storage tanks or surface impoundments, and neither the Property nor, to the best of my knowledge, any adjacent lands have ever been used as or for a waste disposal or coal tar gasification site, nor have they ever contained any underground storage tanks and the use of the Property has not involved and will not involve, during the Renewal Term, the storing, handling, processing, manufacturing or disposing of Hazardous Substances in on, under or from the Property nor will such use result in nor has there ever been any environmental damage, and there are not convictions (or settled prosecutions short to conviction) or outstanding or threatened investigations, claims, work order, notices, directive or the like against the Property or the Mortgagor relating to environmental or occupational health and safety matters.

    And I make this solemn declaration believing it to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the Canada Evidence Act.

Declare before me at
the City of Ottawa
in the Province
of Ontario,
this 13 day of December, 1996.                  /s/ David G. Edwards
                                                --------------------

    A Commissioner, etc.

    David Frederick Johnson,
    a Commissioner, etc.
    Regional Municipality of Ottawa-Carleton, for Edwards Securities, Inc.
    Expires August 10, 1999.

                                   SCHEDULE A
                                   INSURANCE

The Borrower shall place and keep in force throughout the Term of the Loan the insurance coverage required by the Mortgage including, without limitation, the following insurance coverage, in respect of the Property and all such insurance coverage shall be placed and kept in force with a company or companies satisfactory to the Lender and the Lender shall receive the original policies of insurance signed by the insurer or insurers which policies are to be in form and content satisfactory to the Lender. Where, under the insurance policies described below, loss is payable to the Lender, such insurance policies shall show the loss payable to the Lender as first mortgagee.
         ---------------------------------------------

          Sun Life Trust Company
          225 King Street West, 10th Floor
          Toronto, Ontario
          M5V 3C5

    Permanent Coverage
    ------------------

    i) Fire and extended coverage and malicious damage, including leakage from fire protection equipment on a stated amount replacement cost
                                              ------------------------------
          basis (as per IAO wording) with loss payable to the Lender by way of
          -----
          an IAO approved mortgage clause. Permission should be granted for the Improvements to be completed and to be vacant or unoccupied for a period of at least thirty (30) days and shall provide for partial occupancy.

    ii) Comprehensive broad form boiler insurance including unfired pressure vessels insurance and air-conditioning equipment, if any, including repair and replacement and including Use and Occupancy coverage, for an amount satisfactory to the Lender with loss payable to the Lender by way of a Boiler and Machinery Insurance Association mortgage clause.

    iii) Comprehensive general liability insurance for bodily injury and/or death and damage to property of others for a minimum of $2,000,000 per occurrence, written on an inclusive basis.

    iv) Rental insurance coverage sufficient to cover 100% of the gross annual rentals from the Property for a period of twelve (12) months, based on the greater of actual or projected rentals.

All cancellation and alteration clauses in the above-referenced policies, including those contained in the mortgage clause insurance endorsement, are to provide for at least thirty (30) days prior notice to the Lender of such cancellation or of any material alternation. The Lender shall be entitled to require coverage of such other risks and perils as the Lender may from time to time consider advisable or desirable and in respect of which insurance coverage may be available.

                         Restatement Policy Declaration

                                  Office Plus
                            Policy Number:  8324281

Name of Insured:    E.S.I. Holding Limited

Mailing Address:    240 Argyle Avenue
                    Ottawa, Ontario
                    K2P 1B9

Policy Period:      From:  30 August 1996    To: 30 August 1997
                    12:01 a.m. Standard Time at the Mailing Address of the Named
                    Insured as stated here

Total Premium Payable:  $0 Additional Premium

Broker:             Trigon Insurance Brokers Ltd.,
                    203-1355 Bank Street
                    Ottawa, Ontario
                    K1H 8K7

By acceptance of this policy the insured acknowledges the cancellation from the effective date of this Policy, of any previous Policy (or the renewal thereof) which is stated in the Declaration as replaced.

In witness whereof, the GORE MUTUAL INSURANCE COMPANY has caused this Policy to be signed by its President and Secretary Treasurer but the same shall not be binding unless countersigned by a duly authorized representative of the insurer.

COUNTER SIGNED

Senior Vice President/                      Vice President
Secretary Treasurer                  Underwriting Administration



Authorized Representative

THIS POLICY CONTAINS A CLAUSE(S) THAT MAY LIMIT THE AMOUNT PAYABLE
LA PRESENTE POLICE CONTIENT UNE CLAUSE POUVANT LIMITER LES INDEMITIES

                         Restatement Policy Declaration


Policy Number:  8324281                                   Office Plus

ACCOUNT NUMBER:
00144725

THE NAMED INSURED:                          ENTITY:
E.S.I. Holding, Ltd.                        Corporation

LOCATION OF THE PREMISES (LOCATION 1)       CONSTRUCTION
240 Argyle Avenue                           Two Storey Brick/Wood Joist Roof
Ottawa Ontario K2F 1B9

INSURED'S OCCUPANCY/OPERATIONS              OCCUPANCY BY OTHERS
Financial and Insurance Office

LOSS, IF ANY, IS PAYABLE TO:
SUN LIFE TRUST COMPANY, First Mortgagee
P.O. Box 375 SFN A
Toronto, Ontario, M5W 1C2



Policy Period:  From: 30 August 1996  To:  30 August 1997
12:01 a.m. Standard Time at the Mailing Address of the Named Insured as stated herein.


This policy insures only the overages specifically indicated below.

     Reference should be made to the applicable forms or rider for details.

                  SUMMARY OF COVERAGE AND LIMITS OF INSURANCE

Applicable Forms                  Coverage                              Deductible   Co-Insurance   Limits of   Premium
                                                                           ($)                      Insurance     ($)

                                 Property Mtpl
G01000                           Office Contents                           500           80%         210,000
                                 Building                                  500           80%         589,000
                                 Rent or Rental Value                      500           80%         112,000
G19030                           General Purpose Endorsement                                        Included
G0100X                           Accounts Receivable                       500                         5,000
                                 Valuable Papers and Records               500                         5,000
                                 Leasehold Interests - Per Month           500                           500
                                 Blanket Earnings and Extra Expenses       500                       100,000
                                 Office Plus 7-Point Crime                   0                         5,000
                                 Office Plus Liability                       0                     2,000,000
                                 Medical Payments ($2,500 per person)        0                        25,000
                                 Tenants Legal Liability                   500                       300,000
G39029                           Professional Liability Exclusion                                   Included
G01004                           Electronic Data Processing Equipment      500           80%         150,000
G01904                           Mechanical Breakdown                                               Included
                                 Boiler
G91346                           Option #1 - Equipment Breakdown           500                       800,000
                                                                                                                          Location
                                                                                                                        Premium  0

THIS POLICY CONTAINS A CLAUSE(S) THAT MAY LIMIT THE AMOUNT PAYABLE
LA PRESENTE POLICE CONTIENT UNE CLAUSE POUVANT LIMITER LES INDEMITIES